MITCHELL HUTCHINS SERIES TRUST -
                        HIGH GRADE FIXED INCOME PORTFOLIO
                           STRATEGIC INCOME PORTFOLIO
                              HIGH INCOME PORTFOLIO

                                                               February 15, 2000
Dear Investor,

      This is a supplement to the prospectuses of the above PaineWebber Mutual Funds. The purpose of this supplement is to notify you of changes in portfolio management of these funds, effective in February 2000.

o     High Grade Fixed Income Portfolio

      Dennis L. McCauley is primarily responsible for the day-to-day management of the fund's portfolio. Nirmal Singh and Julieanna Berry assist Mr. McCauley in managing the fund's portfolio. Messrs. McCauley and Singh have held their management responsibilities for the fund since July 1995.

o     Strategic Income Portfolio

      James F. Keegan is the sector manager responsible for the day-to-day management of the fund's U.S. high yield, high risk securities. Mr. Singh and Ms. Berry share responsibility as sector managers for the day-to-day management of the fund's U.S. government and investment grade securities. Mr. Singh has held his day-to-day management responsibility for the fund since its inception.

o     High Income Portfolio

      Mr. Keegan is responsible for the day-to-day management of the fund's portfolio.

                                      * * *

      More information regarding Ms. Berry and Messrs. Keegan, McCauley and
      Singh:

      JULIEANNA BERRY is a first vice president of Mitchell Hutchins, where she has been employed as a portfolio manager since 1989.

      JAMES F. KEEGAN is a senior vice president of Mitchell Hutchins and is in charge of the Taxable Credit Group. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was a director with Merrion Group, L.P.

      DENNIS L. MCCAULEY is a managing director and chief investment officer - fixed income of Mitchell Hutchins, responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Mr. McCauley joined Mitchell Hutchins in 1994.

      NIRMAL SINGH is a senior vice president of Mitchell Hutchins, where he has been employed as a portfolio manager since 1993.